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                    WARBURG PINCUS INTERNATIONAL EQUITY FUND
                       WARBURG PINCUS INSTITUTIONAL FUND-
                         INTERNATIONAL EQUITY PORTFOLIO

      SUPPLEMENT OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     The following supersedes certain information in the prospectus and statement of additional information of the fund/portfolio listed above in the section entitled "Management of the Fund-Portfolio Managers":

     In addition to Co-Portfolio Managers Richard H. King, P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride, Harold E. Sharon has been added as Co-Portfolio Manager of the Fund/Portfolio. Mr. Sharon, a Managing Director of Warburg since March 1998, previously served as an executive director and portfolio manager at CIBC Oppenheimer from September 1994 through February 1998. Prior to that time, Mr. Sharon was a Senior Vice President of Warburg and Associate Portfolio Manager of the Warburg Pincus International Equity Fund.

Dated: December 24, 1998  16-1298
                          for
                          WPISF
                          ADIEQ
                          WPINI